SHARE-BASED PAYMENTS	9 Months Ended
Sep. 30, 2016
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

Note 6 — SHARE-BASED PAYMENTS

The company recognized share-based compensation expense as follows:

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Research and development	$201,839	$322,514	$60,029	$107,426
General and administrative	267,277	380,421	63,793	129,534
Total share-based compensation expense	$469,116	$702,935	$123,822	$236,960

As of September 30, 2016, there was a total of $0.5 million in unrecognized compensation expense related to unvested share-based compensation under the Lpath, Inc. Amended and Restated 2005 Equity Incentive Plan. That expense is expected to be recognized over a weighted-average period of 1.9 years. Because of its net operating loss carryforwards, the company did not realize any tax benefits for the tax deductions from share-based payment arrangements during the nine months ended September 30, 2016 and 2015.